EXHIBIT 99.5
                                  ------------

 The Confirmation between the Counterparty and the Supplemental Interest Trustee

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[CREDIT SUISSE LOGO]        CREDIT SUISSE INTERNATIONAL

                            One Cabot Square,           Telephone 020 7888 8888
                            London E14 4QJ              www.credit-suisse.com


                              Facsimile Cover Sheet


To:                                       The Supplemental Interest Trust
                                          created under the Pooling and
                                          Servicing Agreement for Residential
                                          Asset Securitization Trust 2006-A11

Attention:                                Heakyung Chung, CSIN Marketer

Fax number:                               To be hand delivered by Heakyung Chung

Date:                                     29 August 2006

Pages (including cover page):             7

Our Reference No: External ID: 53143395N3 / Risk ID: 447523730 & 447523732

Credit Suisse International has entered into a transaction with you as attached. Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you agree with the terms specified therein, please arrange for the Confirmation to be signed by your authorised signatories and return a signed copy to this office to the facsimile listed below.

For Interest Rate Products:                                 For Equity Derivatives:
Telephone Numbers: (212) 538-9370                           Telephone numbers: (212) 538-4437 / (212) 538-8297 /
Facsimile number: (917) 326-8603                            (212) 325-5119
Email: list.otc-inc-accept-ny@credit-suisse.com             Facsimile number: (212) 325-8173

For Credit Derivatives:
Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.



CONFIDENTIALITY NOTICE: This facsimile is intended only for the use of the individual or entity to which it is addressed and may contain information which is privileged and confidential. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.


                                                      Registered Office as above
                Registered with unlimited liability in England under No. 2500199
                    Authorised and Regulated by the Financial Services Authority
                                                          VAT No: GB 447 0737 41


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[CREDIT SUISSE LOGO]        CREDIT SUISSE INTERNATIONAL

                            One Cabot Square,           Telephone 020 7888 8888
                            London E14 4QJ              www.credit-suisse.com


                                                                  29 August 2006

The Supplemental Interest Trust created under the Pooling and Servicing Agreement for Residential Asset Securitization Trust 2006-A11

External ID: 53143395N3

--------------------------------------------------------------------------------

Dear Sirs,

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

In this Confirmation "CSIN" means Credit Suisse International and "Counterparty" means Deutsche Bank National Trust Company, not in its individual capacity but as Supplemental Interest Trustee on behalf of The Supplemental Interest Trust Created under the Pooling and Servicing Agreement for Residential Asset Securitization Trust 2006-A11.

1. The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

           This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 29 August 2006 as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

           CSIN and Counterparty each represents to the other that it has entered into this Swap Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.


2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

               Transaction Type:            Rate Cap Transaction

               Notional Amount:             USD 46,200,000,  subject to
                                            amortization as set out in the
                                            Additional Terms

               Trade Date:                  14 August 2006

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[CREDIT SUISSE LOGO]


               Effective Date:              29 August 2006


               Termination Date:            25 October 2010, subject to
                                            adjustment in accordance with the
                                            Following Business Day Convention.

         Fixed Amounts:

               Fixed Rate Payer:            Counterparty

               Fixed Rate Payer
               Amount:                      USD 156,800

               Fixed Rate Payer
               Payment Date:                29 August 2006

         Floating Amounts:

               Floating Amount
               Payer:                       CSIN

               Floating Rate
               Payer Period End
               Dates: The 25th of each month, commencing on 25 September 2006, and ending on October 25, 2010, inclusive, using No Adjustment to Period End Dates.

               Floating Rate Payer
               Payment Dates:               One Business Day prior to the
                                            Floating Rate Payer Period End
                                            Dates

               Cap Strike Rate:             5.60%

               Initial Calculation
               Period:                      From and including 29 August 2006
                                            up to but excluding the Payment Date
                                            scheduled to occur on 25 September
                                            2006

               Floating Rate Option:        USD-LIBOR-BBA, subject to a maximum
                                            rate as set out below


               Maximum Rate:                8.85%

               Designated Maturity:         1 month

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[CREDIT SUISSE LOGO]


               Spread:                      None

               Floating Rate
               Day Count Fraction:          30/360

               Reset Dates:                 The first day of each Calculation
                                             Period

               Compounding:                 Inapplicable


         Business Days:                     New York

         Calculation Agent:                 CSIN

3. Account Details:

               Payments to CSIN:            As advised separately in writing

               Payments to Counterparty:    Deutsche Bank Trust Co-Americas
                                            New York, NY  10006
                                            ABA: 021-001-033
                                            Account: 01419663
                                            Name: NYLTD Funds Control-Stars West
                                            Re: IndyMac Residential Asset
                                            Securitization Trust 2006-A11

For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the "Agent"), has acted as agent for CSIN. The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorized and regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to Counterparty on request.

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[CREDIT SUISSE LOGO]


                                ADDITIONAL TERMS


    Calculation Period Ending on:          Notional Amount in USD:
    -----------------------------          -----------------------
              25-Sep-06                         46,200,000.00
              25-Oct-06                         45,633,279.81
              25-Nov-06                         44,939,139.42
              25-Dec-06                         44,120,312.53
              25-Jan-07                         43,179,890.53
              25-Feb-07                         42,121,395.21
              25-Mar-07                         40,948,769.34
              25-Apr-07                         39,666,364.72
              25-May-07                         38,278,927.86
              25-Jun-07                         36,791,583.10
              25-Jul-07                         35,209,813.39
              25-Aug-07                         33,539,438.74
              25-Sep-07                         31,919,551.68
              25-Oct-07                         30,351,589.09
              25-Nov-07                         28,834,366.80
              25-Dec-07                         27,366,727.62
              25-Jan-08                         25,947,540.65
              25-Feb-08                         24,575,700.79
              25-Mar-08                         23,250,128.07
              25-Apr-08                         21,969,767.13
              25-May-08                         20,733,586.61
              25-Jun-08                         19,540,578.66
              25-Jul-08                         18,389,758.39
              25-Aug-08                         17,280,163.30
              25-Sep-08                         16,210,852.84
              25-Oct-08                         15,180,907.88
              25-Nov-08                         14,189,430.21
              25-Dec-08                         13,235,542.09
              25-Jan-09                         12,318,385.76
              25-Feb-09                         11,437,123.02
              25-Mar-09                         10,590,934.75
              25-Apr-09                          9,779,020.49
              25-May-09                          9,000,598.01
              25-Jun-09                          8,254,902.94
              25-Jul-09                          7,541,188.27
              25-Aug-09                          6,858,724.05
              25-Sep-09                          6,206,796.96
              25-Oct-09                          5,584,709.93
              25-Nov-09                          4,991,781.76

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[CREDIT SUISSE LOGO]


    Calculation Period Ending on:          Notional Amount in USD:
    -----------------------------          -----------------------
              25-Dec-09                          4,427,346.79
              25-Jan-10                          3,890,754.55
              25-Feb-10                          3,381,369.36
              25-Mar-10                          2,898,570.06
              25-Apr-10                          2,441,749.63
              25-May-10                          2,010,314.90
              25-Jun-10                          1,603,686.21
              25-Jul-10                          1,221,297.14
              25-Aug-10                           862,594.16
              25-Sep-10                           527,036.37
              25-Oct-10                           214,095.22


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[CREDIT SUISSE LOGO]


Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.


                                               Yours faithfully,

                                               Credit Suisse International


                                               By: /s/ Carole Villoresi
                                                   ---------------------
                                                   Name: Carole Villoresi
                                                   Title: Authorized Signatory




Confirmed as of the date first written above:

The Supplemental Interest Trust created under The Pooling and Servicing Agreement for Residential Asset Securitization Trust 2006-A11

by Deutsche Bank National Trust Company, not in its individual capacity, but solely as Supplemental Interest Trustee on behalf of The Supplemental Interest Trust created under the Pooling and Servicing Agreement for Residential Asset Securitization Trust 2006-A11



By:  /s/ Jennifer Hermansader
   --------------------------
      Name: Jennifer Hermansader
      Title:  Associate




Our Reference No: External ID: 53143395N3 / Risk ID: 447523730 & 447523732